Accounting Policies, by Policy (Policies)	12 Months Ended
Mar. 31, 2022
Accounting Policies [Abstract]
Principles of consolidation

(a) Principles of consolidation - The consolidated financial statements of the Group have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include the financial statements of the Company and its subsidiaries. All intercompany transactions and balances have been eliminated on consolidation. The results of subsidiaries acquired have been consolidated from the date of acquisition.

Use of estimates

(b) Use of estimates - The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management based on their estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgements about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the Group’s consolidated financial statements included revenue recognition, valuation of goodwill, provision for credit losses of accounts receivable, loan receivable valuation assessment, inventories impairment assessment, property, plant and equipment impairment assessment, the valuation of stock-based compensation, the valuation allowance for deferred tax assets and the valuation of non-controlling interests of the subsidiaries at acquisition dates. Actual results could differ from those estimates.

The COVID-19 pandemic and the political unrest in Myanmar have created and may continue to create significant uncertainty in macroeconomic conditions, which may cause further business slowdowns and adversely impact the Group’s results of operations. While operations at the Myanmar factory have mostly returned to the pre-political unrest level, the COVID-19 pandemic has forced brief closure of one week for the Group’s factories in Yangon, Myanmar and Shenzhen, China in July 2021 and March 2022, respectively. For fiscal 2021, the factory in Myanmar was closed for about two weeks in March 2021 because of COVID-19. These closures did not have significant impact on the Group’s results of operations.

(b) Use of estimates - continued - As a result, during the year ended March 31, 2022, the Group faced uncertainties around its estimates of revenue collectability, accounts receivable credit losses, impairment of inventories and long-lived assets. The Group expects uncertainties around its key accounting estimates to continue to evolve depending on the duration and degree of impact associated with the COVID-19 pandemic and the political unrest in Myanmar. Its estimates may change as new events occur and additional information emerges, and such changes are recognized or disclosed in its consolidated financial statements.

Investments under equity method

(c) Investments under equity method - The investments for which the Group has the ability to exercise significant influence are accounted for under the equity method. Under the equity method, original investments are recorded at cost and adjusted by the Group’s share of undistributed earnings or losses of these entities, the amortization of intangible assets recognized upon purchase price allocation and dividend distributions or subsequent investments. All unrecognized inter-company profits and losses have been eliminated under the equity method.

When the estimated amount to be realized from the investments falls below its carrying value, an impairment charge is recognized in the consolidated statements of operations when the decline in value is considered other than temporary.

Cash and cash equivalents

(d) Cash and cash equivalents - Cash and cash equivalents consist of cash on hand, bank deposits and short term, highly liquid investments which are unrestricted as to withdrawal and use, and which have maturities of three months or less when purchased, and are readily convertible to known amount of cash.

Cash equivalents are placed with financial institutions with high credit ratings and quality.

Time deposits	(e) Time deposits - Time deposits are those balances placed with the banks with original maturities longer than three months but less than one year.
Accounts receivable

(f) Accounts receivable - Before April 1, 2020, the Group reviews its receivables on a periodic basis and records allowances when there is a doubt as to the collectability of the balance. In evaluating the collectability of the accounts receivable balances, the Group considers various factors, including the age of the balances, customer specific facts and economic conditions. From April 1, 2020, the Group adopted ASU No. 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASC Topic 326”), which amends previously issued guidance regarding the impairment of financial instruments by creating an impairment model that is based on expected losses rather than incurred losses.

(f) Accounts receivable - continued - The Group’s accounts receivable, other current assets (note 7) and loan receivables (note 2(g)) recorded in prepaid expenses and other current assets are within the scope of ASC Topic 326. Accounts receivable primarily represent amounts due from customers, that are typically non-interest bearing and are initially recorded at the invoiced amount. Accounts receivable balances are write-down against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Any off-balance-sheet credit exposure related to its customers is assessed the same manner as on-balance-sheet exposure.

To estimate expected credit losses, the Group has identified the relevant risk characteristics of its customers and the related receivables, other current assets (note 7) and loan receivables which include size, type of the services or the products the Group provides, or a combination of these characteristics. Receivables with similar risk characteristics have been grouped into pools. For each pool, the Group considers the past collection experience, current economic conditions, future economic conditions (external data and macroeconomic factors) and changes in the Group’s customer collection trends. Other key factors that influence the expected credit loss analysis include customer demographics, payment terms offered in the normal course of business to customers, and industry-specific factors that could impact the Group’s receivables. Additionally, external data and macroeconomic factors are also considered. This is assessed at each quarter based on the Group’s specific facts and circumstances. No significant impact of changes in the assumptions since adoption. As of March 31, 2022, the expected credit loss provision recorded in accounts receivable was $51 (2021: $nil).

Loan receivables

(g) Loan receivables - Loan receivables mainly represent the loans to a non-controlling interest and a director of a subsidiary in Myanmar. The loan periods granted by the Group to the staff amounts to 36 months and carries fixed interest rate of 8% per annum. The loan receivables principal and interest are expected to be repaid on the expected settlement date. The loan receivables are stated at the historical carrying amount net of allowance for uncollectible loan receivables (see (f) above). The loan receivables expected to be settled more than one year as of balance sheet date are classified into other long-term assets on the consolidated balance sheets. No impairment was made on the loan receivables for the years ended March 31, 2020, 2021 and 2022.

Inventories

(h) Inventories - Inventories are stated at the lower of cost and net realizable value, with cost determined by the first-in-first-out method. Work-in-progress and finished goods consist of raw materials, direct labor and overheads associated with the manufacturing process. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Write-down of potential obsolete or slow-moving inventories is recorded based on management’s assumptions about future demands and market conditions.

Goodwill

(i) Goodwill - Goodwill is the excess of the consideration transferred over the fair value of the acquired assets and assumed liabilities in a business combination. Goodwill is not amortized but rather tested for impairment at least annually. The Company tests goodwill for impairment in March of each fiscal year. Goodwill is also tested for impairment between annual tests if an event occurs or circumstances change that would be more likely than not reduce the fair value of the reporting unit below its carrying amount.

(i) Goodwill - continued - Prior to April 1, 2020, in performing the two-step quantitative impairment test, the first step compared the fair values of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill was not considered to be impaired and the second step was not be required. If the carrying amount of a reporting unit exceeded its fair value, the second step compared the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The implied fair value of goodwill was determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities was the implied fair value of goodwill. This allocation process was only performed for the purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. Starting from April 1, 2020, the Group adopted No. 2017-04: Simplifying the Test for Goodwill Impairment (“ASU 2017-04”), which simplifies the accounting for goodwill impairment by eliminating Step 2 from the goodwill impairment test. If the carrying amount of a reporting unit exceeds its fair value, an impairment loss shall be recognized in an amount equal to that excess, versus determining an implied fair value in Step 2 to measure the impairment loss. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets, liabilities and goodwill to reporting units, and determining the fair value of each reporting unit.

The gross amount of goodwill and accumulated impairment losses as of March 31, 2021 and 2022 are as follows:

Kayser Myanmar
$

Gross as of April 1, 2020, March 31, 2021 and 2022	77

Accumulated impairment loss as of April 1, 2020	(77)

Accumulated impairment loss as at March 31, 2021 and 2022	(77)

Net as of March 31, 2021 and 2022	-

(i) Goodwill - continued - The balance represented the carrying value of Kayser Myanmar Manufacturing Company Ltd. (“Kayser Myanmar”) and had an aggregate carrying amount of $77 as of year ended March 31, 2018. During the year ended March 31, 2019, the Group has tested goodwill for impairment and estimated the fair value of Kayser Myanmar by using the income approach in step 1 of the impairment test. Based on the quantitative test, it was determined the fair value was more likely than not below its carrying amount. Management has identified several determinative events and factors, which has led to the above conclusion, included: (1) the financial result of Kayser Myanmar was below management’s expectations due to higher than expected supply chain cost and increased competition, (2) the fiscal year 2020 annual budget operating plan in March 31, 2019, which provided additional insights into expectations and priorities for the coming years, such as lower growth and margin expectations and (3) increased and prolonged economic and regulatory uncertainty in the global economics as of March 31, 2019. Management has compared the implied fair value of Kayser Myanmar’s goodwill to the carrying value of the goodwill which is step 2 of the two-step impairment test. An impairment loss was recognized for the excess in the carrying value of goodwill over the implied fair value of goodwill.

As a result of the two-step impairment test, the Group has recognized a $77 impairment loss of Kayser Myanmar goodwill in selling, general and administrative expenses during the year ended March 31, 2019, due to margin and revenue from contracts from customers declines as well as the lower growth and margin expectation.

No impairment expenses were recognized during the years ended March 31, 2020, 2021 and 2022.

Property, plant and equipment

(j) Property, plant and equipment - Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses, if any. Depreciation is computed on a straight-line basis with no salvage value over the estimated useful lives of 5 to 10 years for machinery and equipment, shorter of the lease term or the estimated useful life for leasehold improvements and 2 to 5 years for other property, plant and equipment.

Impairment or disposal of long-lived assets (other than goodwill)

(k) Impairment or disposal of long-lived assets (other than goodwill) - The Group reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Group measures impairment by comparing the carrying value of the long-lived assets to the sum of the estimated undiscounted future cash flows and the eventual disposition. Management would estimate the future cash flow used to test the recoverability of the asset included the budgeted cash inflows less associated cash outflows, which are directly associated with the result of use. The estimation should exclude the interest charges which will be recognized as an expense when incurred. Management would consider all available evidence during the estimation process, to ensure the estimated budget would be the most possible outcomes. If the sum of the expected undiscounted cashflow were to be less than the carrying amount of the assets, the Group would recognize an impairment loss based on the fair value of the assets. Fair value is generally measured based on either quoted market prices, if available, or discounted cash flow analyses.

(k) Impairment or disposal of long-lived assets (other than goodwill) - continued - During the years ended 2020, 2021 and 2022, the Group has reviewed the long-lived assets for impairment, since there are several indicative events and factors identified, including (1) significant adverse changes in the business climate, including the possible negative impact of political unrest in Myanmar, (2) operating and/or cash flow losses in prior years, and (3) negative impact on business operations as a result of COVID-19 pandemic and new global human and environmental rights regulations pending or enacted. Management has compared the carrying value of the long-lived asset to the estimated undiscounted operating cash flow based on the above factors.

As a result of the comparison, management has identified the sum of expected undiscounted cashflow of multiple types of machinery and equipment are more likely than not below their fair value. The Group did not recognize any impairment of long-lived assets during the years ended March 31, 2020, 2021 and 2022. The impairment has been recorded in cost of sales and selling, general and administrative expenses, based on the nature of the impaired long-lived assets.

Concentration of credit risk

(l) Concentration of credit risk - Financial instruments that potentially expose the Group to the concentration of credit risk consist primarily of cash and cash equivalents, accounts receivable, loan receivable, and other receivables and prepayments. The Group places its cash and cash equivalents with financial institutions with high credit ratings and quality.

The risks with respect to accounts receivables are mitigated by credit evaluations performed on the customers or debtors and ongoing monitoring of outstanding balances.

Revenue recognition

(m) Revenue recognition - The Group recognizes revenue when its customer obtains control of promised goods in an amount that reflects the consideration which the Group expects to receive in exchange for those goods. To determine revenue recognition for the arrangements that the Group determines are within the scope of Topic 606, the Group performs the following five steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize revenue when (or as) the entity satisfies a performance obligation.

Product revenue recognition

The Group’s revenue from contracts with customers is derived from product revenue principally from the sales of metal stamping and mechanical OEM and electric OEM products directly to other consumer electronics product manufacturers. The Group sell goods to the customer under sales contracts or by purchase orders. The Group has determined there to be one performance obligation for each of the sales contracts and purchase orders. The performance obligations are considered to be met and revenue is recognized when the customer obtains control of the goods. The Group has two major goods delivery channels, included:

(1)	Delivering goods to customers’ predetermined location, the Group has satisfied the contracts’ performance obligations when the goods have been delivered and relevant shipping documents have been collected by the Group; and

(2)	Picking up goods by customers in the Group’s warehouse, the Group has satisfied the contracts’ performance obligations when the goods have been picked up and the acceptance document has been signed by the customers.

The Group did not recognize any revenue from contracts with customers for performance obligations satisfied overtime during the years ended March 31, 2020, 2021 and 2022.

The transaction price is generally in the form of a fixed price which is agreed with the customer at contract inception. The transaction price is recorded net of sales return, surcharges and value-added tax of gross sales. The Group has allocated the transaction price to each performance obligation based on the sales contracts and purchase orders.

Normally, the Group would request a deposit from certain customers upon receiving the purchase order and issue bills to customers upon transfer control of goods and relevant acceptance documents have been collected. Customers’ deposits would be settled part of the outstanding bill upon receiving an acknowledgement from customers. For the remaining balance of outstanding bills, Customers are required to pay over an agreed upon credit period, usually between 30 to 75 days. During fiscal 2022, the Group deviated from its customary credit terms and entered into a contractual deferred payment arrangement with a new significant customer. Under the agreement, the customer has provided the Group with collateral for the rolling credit facility (see note 14).

Return Rights

The Group does not provide its customers with the right of return (except for product quality issue) or production protection. Customer is required to perform product quality check before acceptance of goods delivery. The Group did not recognize for any refund liability according to the product return on the consolidated balance sheets.

Value-added taxes and surcharges

The Group presents revenue net of VAT and surcharges incurred. The surcharge is sales related taxes representing the City Maintenance and Construction Tax and Education Surtax. The Group incurs expenses or pays fees to external delivery service providers, respectively, and records such expenses and fees like shipping and handling expenses. Total VAT and surcharges paid by the Group during the years ended March 31, 2020, 2021 and 2022 amounted to $90, $121 and $133 respectively.

Principals vs. agent accounting

The Group records all product revenue on a gross basis. To determine whether the Group is an agent or principal in the sale of products, the Group considers the following indicators: the Group is primarily responsible for fulfilling the promise to provide the specified goods or services, is subject to inventory risks before the specified goods have been transferred to a customer or after transfer of control to the customers, and has discretion in establishing the price of the specified goods.

Disaggregation of revenue

The Group disaggregates its revenue from different types of contracts with customers by principal product categories, as the Group believes it best depicts the nature, amount, timing and uncertainty of its revenue and cash flows. See note 21 for product revenues by segment.

Contract balances

The Group did not recognize any contract asset as of March 31, 2021 and March 31, 2022. The timing between the recognition of revenue and receipt of payment is not significant.

The Group’s contract liabilities consist of deposits received from customers. As of March 31, 2021 and March 31, 2022, the balances of the contract liabilities are $72 and $79 including deposits received from customers. All contract liabilities at the beginning of the year ended March 31, 2022 were recognized as revenue during the year ended March 31, 2022 and all contract liabilities as of year ended March 31, 2022 are expected to be realized in the following year.

Movement of contract liabilities are as follows:

Retirement and other post-retirement benefits

(n) Retirement and other post-retirement benefits – Contributions to retirement schemes (which are defined contribution plans, see note 19) are charged to the consolidated statement of operations as and when the related employee service is provided.

The Group operates a Mandatory Provident Fund (“MPF”) scheme for all qualifying employees in Hong Kong. The MPF is a defined contribution scheme and the assets of the scheme are managed by a trustee independent of the Group. The MPF is available to all employees aged 10 to 64 with a least 60 days of service under the employment of the Group in Hong Kong. Contributions are made by the Group to a cap of HK$1,500 (equivalent to $0.19 per month). Total amounts of such employee benefit expenses, which were expensed as incurred, were approximately $99, $88 and $95 for the years ended March 31, 2020, 2021 and 2022, respectively.

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiary of the Company make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Company has no legal obligation for the benefits beyond the contributions made. Total amounts of such employee benefit expenses, which were expensed as incurred, were approximately $124, $75 and $102 for the years ended March 31, 2020, 2021 and 2022, respectively.

The Group was required registration of its employee in Myanmar with the Social Security Board. Contributions are made by the Group to the social security plan at a rate of 3% based on each employee’s relevant compensation, subject to a cap of 9,000 Kyat (equivalent to $0.005) per month. Total amounts of such employee benefit expenses, which were expensed as incurred, were approximately $8, $6 and $4 for the years ended March 31, 2020, 2021 and 2022, respectively.

Foreign currency translations and transactions

(o) Foreign currency translations and transactions - The functional and reporting currency of the Company is the United States Dollars (“U.S. dollars”). All transactions in currencies other than functional currencies during the year are remeasured at the exchange rates prevailing on the respective transaction dates. Monetary assets and liabilities existing at the balance sheet date denominated in currencies other than functional currencies are remeasured at the exchange rates on the balance sheet date. Exchange differences are recorded in the consolidated statements of operations.

(o) Foreign currency translations and transactions - continued - The books and records of the Company’s major subsidiaries are maintained in their respective local currencies, the Hong Kong dollars, Myanmar kyat and Renminbi, which are also their respective functional currencies. The financial statements of the Group’s entities of which the functional currency is not U.S. dollars are translated from their respective functional currency into U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rates of exchange prevailing at the balance sheet date. Equity accounts other than earnings generated in current period are translated into U.S. dollars at the appropriate historical rates. Income and expense items are translated into U.S. dollars at the average rates of exchange over the year. All exchange differences arising from the translation of subsidiaries’ financial statements are recorded as a component of comprehensive income (loss).

Income taxes

(p) Income taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are determined based on the temporary difference between the financial reporting and tax bases of assets and liabilities, and net operating loss and tax credit carryforwards using enacted tax rates that will be in effect for the period in which the differences are expected to reverse. The Group records a valuation allowance against the amount of deferred tax assets that it determines is not more likely than not of being realized. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group records interest related to unrecognized tax benefits and penalties, if any, within income tax expenses.

Net income (loss) per share

(q) Net income (loss) per share - Basic net income (loss) per share is computed by dividing net income (loss) attributable to the Company by the weighted average number of common shares outstanding during the year.

Diluted net income (loss) per share is computed similar to basic net income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if all the potential common shares pertaining to stock options and similar instruments had been issued and if the additional common shares were dilutive.

Diluted net income (loss) per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method for the outstanding unvested restricted stock and options, and the if-converted method for the outstanding convertible instruments. Under the treasury stock method, options are assumed to be exercised at the beginning of the period (or at the time of issuance, if later) and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Under the if-converted method, outstanding convertible instruments are assumed to be converted into common stock at the beginning of the period (or at the time of issuance, if later).

Comprehensive income (loss)

(r) Comprehensive income (loss) - Comprehensive income (loss) includes net income (loss) and foreign currency translation adjustments and is presented net of tax.

The Group presents the components of net income (loss), the components of other comprehensive income (loss) and total comprehensive income (loss) in two separate but consecutive statements.

Fair value measurement and financial instruments

(s) Fair value measurement and financial instruments - The Group applies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Under this hierarchy, there are three levels of inputs that may be used to measure fair value:

●	Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

●	Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

●	Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment.

The carrying amounts of financial instruments, which consist of cash and cash equivalents, time deposits, accounts receivable, other current assets, accounts payable and other liabilities approximate their fair values due to the short-term nature of these instruments.

Non-controlling interest

(t) Non-controlling interest - For the Group’s non-wholly owned subsidiary, a non-controlling interest is recognized to reflect the portion of equity that is not attributable, directly or indirectly, to the Group. Non-controlling interests are classified as a separate line item in the equity section of the Group’s consolidated balance sheets and have been separately disclosed in the consolidated statements of operations and statements of changes in equity to distinguish the interests from that of the Group. Cash flows related to transactions with non-controlling interests are presented under financing activities in the consolidated statements of cash flows.

Stock-based compensation

(u) Stock-based compensation - The Group adopted the provisions of ASC Topic 718 which requires the Group to measure and recognize compensation expenses for an award of an equity instrument based on the grant-date fair value. The cost is recognized over the vesting period (or the requisite service period). Further, ASC Topic 718 requires the Group to estimate forfeitures in calculating the expense related to stock-based compensation.

The fair value of each option award is estimated on the date of grant using the Black-Scholes Option Valuation Model, and recognized as expenses (a) immediately at the grant date if no vesting conditions are required; and (b) for share options or restricted shares granted with only service conditions, using the straight-line vesting method, over the vesting period. The expected volatility was based on the historical volatilities of the Company’s listed common stocks in the United States and other relevant market information. The Group uses historical data to estimate share option exercises and employee departure behavior used in the valuation model. The expected terms of share options granted is derived from the output of the option pricing model and represents the period of time that share options granted are expected to be outstanding. Since the share options once exercised will primarily trade in the U.S. capital market, the risk-free rate for periods within the contractual term of the share option is based on the U.S. Treasury yield curve in effect at the time of grant.

Details of grants of restricted shares to non-employee consultants after the effectiveness of ASU 2018-07 -Compensation - stock compensation (Topic 718) - Improvements to nonemployee share-based payment accounting are disclosed in note 20.

Leases

(v) Leases - The Group accounts for leases in accordance with ASC 842, Leases (“ASC 842”), which requires lessees to recognize leases on the balance sheet and disclose key information about leasing arrangements. The Group elected not to apply the recognition requirements of ASC 842 to short-term leases. The Group also elected not to separate non-lease components from lease components, therefore, it will account for lease component and the non-lease components as a single lease component when there is only one vendor in the lease contract.

The Group determines if a contract contains a lease based on whether it has the right to obtain substantially all of the economic benefits from the use of an identified asset which the Group does not own and whether it has the right to direct the use of an identified asset in exchange for consideration. Right of use (“ROU”) assets represent the Group’s right to use an underlying asset for the lease term and lease liabilities represent the Group’s obligation to make lease payments arising from the lease. ROU assets are recognized as the amount of the lease liability, adjusted for lease incentives received. Lease liabilities are recognized at the present value of the future lease payments at the lease commencement date. The interest rate used to determine the present value of the future lease payments is the Group’s incremental borrowing rate (“IBR”), because the interest rate implicit in most of the Group’s leases is not readily determinable.

(v) Leases - continued - The IBR is a hypothetical rate based on the Group’s understanding of what its credit rating would be to borrow and resulting interest the Group would pay to borrow an amount equal to the lease payments in a similar economic environment over the lease term on a collateralized basis. Lease payments may be fixed or variable, however, only fixed payments or in-substance fixed payments are included in the Group’s lease liability calculation.

Variable lease payments are recognized in operating expenses in the period in which the obligation for those payments are incurred.

The Group recognized no impairment of ROU assets as of March 31, 2022 and March 31, 2021.

The operating lease is included in operating lease right-of-use assets, operating lease liabilities-current and operating lease liabilities-non-current in the consolidated balance sheets at March 31, 2022 and March 31, 2021.

Dividends	(w) Dividends – Dividends are recognized when declared.
Recently Adopted Accounting Standards

(x) Recently Adopted Accounting Standards - In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which simplifies the accounting for income taxes, eliminates certain exceptions within ASC 740, Income Taxes, and clarifies certain aspects of the current guidance to promote consistent application among reporting entities. Adoption of the ASUs is on a modified retrospective basis. The Company applied the new standard beginning April 1, 2021 and the adoption did not have a material impact on the Group’s consolidated financial statements.

In August 2020, the FASB issued ASU 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”). ASU 2020-06 simplifies the accounting for convertible debt by eliminating the beneficial conversion and cash conversion accounting models. Upon adoption of ASU 2020-06, convertible debt proceeds, unless issued with a substantial premium or an embedded conversion feature that is not clearly and closely related to the host contract, will no longer be allocated between debt and equity components. This modification will reduce the issue discount and result in less non-cash interest expense in financial statements. ASU 2020-06 also updates the earnings per share calculation and requires entities to assume share settlement when the convertible debt can be settled in cash or shares.

(x) Recently Adopted Accounting Standards - continued - For contracts in an entity’s own equity, the type of contracts primarily affected by ASU 2020-06 are freestanding and embedded features that are accounted for as derivatives under the current guidance due to a failure to meet the settlement assessment by removing the requirements to (i) consider whether the contract would be settled in registered shares, (ii) consider whether collateral is required to be posted, and (iii) assess shareholder rights. ASU 2020-06 is effective for fiscal years beginning after December 15, 2023. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, and only if adopted as of the beginning of such fiscal year. The Company early adopted ASU 2020-06 effective from April 1, 2021. The adoption of ASU 2020-06 did not have any impact on the Company’s consolidated financial statement presentation or disclosures.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). ASU 2020-04 contains practical expedients for reference rate reform related activities that impact debt, leases, derivatives and other contracts. The guidance in ASU 2020-04 is optional and may be elected over time as reference rate reform activities occur. The Company applied the new standard beginning April 1, 2021 and the adoption did not have a material impact on the Group’s financial statements.

Accounting standards issued but not adopted

(y) Accounting standards issued but not adopted as of March 31, 2022 - In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt - Modifications and Extinguishments (Subtopic 470-50), Compensation - Stock Compensation (Topic 718), and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options (“ASU 2021-04”). ASU 2021-04 provides guidance as to how an issuer should account for a modification of the terms or conditions or an exchange of a freestanding equity-classified written call option (i.e., a warrant) that remains classified after modification or exchange as an exchange of the original instrument for a new instrument. An issuer should measure the effect of a modification or exchange as the difference between the fair value of the modified or exchanged warrant and the fair value of that warrant immediately before modification or exchange and then apply a recognition model that comprises four categories of transactions and the corresponding accounting treatment for each category (equity issuance, debt origination, debt modification, and modifications unrelated to equity issuance and debt origination or modification). ASU 2021-04 is effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. An entity should apply the guidance provided in ASU 2021-04 prospectively to modifications or exchanges occurring on or after the effective date. Early adoption is permitted for all entities, including adoption in an interim period. If an entity elects to early adopt ASU 2021-04 in an interim period, the guidance should be applied as of the beginning of the fiscal year that includes that interim period. The adoption of ASU 2021-04 is not expected to have any impact on the Group’s consolidated financial statement presentation or disclosures.

(y) Accounting standards issued but not adopted as of March 31, 2022 - continued - In November 2021, the FASB issued ASU 2021-10, Government Assistance (Topic 832): Disclosures by Business Entities about Government Assistance. This update requires certain annual disclosures about transactions with a government that are accounted for by applying a grant or contribution accounting model by analogy. This update is effective for annual periods beginning after December 15, 2021, and early application is permitted. This guidance should be applied either prospectively to all transactions that are reflected in financial statements at the date of initial application and new transactions that are entered into after the date of initial application or retrospectively to those transactions. The Group does not expect the impact of this guidance to have a material impact on the Group’s consolidated financial statements.